UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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C4 THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in C4 Therapeutics, Inc. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

      *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

  1.  To elect three Class II directors to our Board of Directors, each to serve until the 2025 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier resignation or removal;

       Nominees:

       01)    Alain J. Cohen

       02)    Bruce Downey

       03)    Glenn Dubin

For

2. To cast a non-binding, advisory vote, on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers every:	Year

3. To cast a non-binding, advisory vote to approve the compensation of our named executive officers.	For

4. To ratify the engagement of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.	For

NOTE: In their discretion, the proxies are authorized to vote upon any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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